UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2021

SCIENTIFIC GAMES CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	81-0422894
(State or other jurisdiction of incorporation)	(IRS Employer
Identification No.)
001-11693
(Commission File Number)

6601 Bermuda Road, Las Vegas, NV 89119
(Address of registrant’s principal executive office)

(702) 897-7150
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value	SGMS	The NASDAQ Stock Market
Preferred Stock Purchase Rights		The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐          Emerging growth company

☐          If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Senior Vice President and Chief Accounting Officer

On November 23, 2021, Michael F. Winterscheidt informed Scientific Games Corporation (the “Company”) that he would like to transition to a part-time role and, accordingly, will leave his full-time position as Senior Vice President and Chief Accounting Officer and transition to a consulting role effective upon the close of business on November 30, 2021 (the “Separation Date”). Constance P. James, the Company’s Executive Vice President, Chief Financial Officer, Treasurer and Corporate Secretary, will serve as the Company’s principal accounting officer effective as of the Separation Date. For biographical information with respect to Ms. James, see the information provided under the heading “Appointment of Executive Vice President, Chief Financial Officer, Treasurer and Corporate Secretary and Departure of Executive Vice President, Chief Financial Officer, Treasurer and Corporate Secretary” in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 16, 2021, which information is incorporated herein by reference. Ms. James will not receive any additional compensation in respect of such responsibilities.

Engagement Letter with Mr. Winterscheidt

On November 23, 2021, the Company entered into an engagement letter with Mr. Winterscheidt (d/b/a Uphill Consulting) (the “Engagement Letter”) pursuant to which Mr. Winterscheidt will provide, effective as of the Separation Date, general accounting and advisory consulting services to the Company to be set forth in one or more statements of work in connection with such services.

The Engagement Letter provides that the Company will pay Mr. Winterscheidt a cash fee in exchange for such consulting services, with the applicable fee to be set forth in the applicable statement of work and calculated based on the actual hours of work required in connection with such services and the complexity thereof.  Each statement of work may be terminated by the Company, without cause, by giving Mr. Winterscheidt no less than 60 days’ written notice before the effective date of such termination.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIENTIFIC GAMES CORPORATION

Date: November 23, 2021	By:	/s/ Constance P. James
		Name:	Constance P. James
		Title:	Executive Vice President, Chief Financial Officer, Treasurer and Corporate Secretary